Vanguard Inflation-Protected Securities Fund

Summary Prospectus

April 26, 2016

Investor Shares for Participants

Vanguard Inflation-Protected Securities Fund Investor Shares (VIPSX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2016, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-523-1188 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated investment-grade or, if unrated, will be considered by the advisor to be investment-grade.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Inflation-Protected Securities Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.31% (quarter ended March 31, 2008), and the lowest return for a quarter was –7.34% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Inflation-Protected Securities Fund
Investor Shares	–1.83%	2.34%	3.70%
Barclays U.S. Treasury Inflation Protected Securities Index
(reflects no deduction for fees or expenses)	–1.44%	2.55%	3.93%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since 2011.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Inflation-Protected Securities Fund Investor Shares—Fund Number 119

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 119 042016